August 2023 J.P. Morgan Automotive Conference August 9, 2023 ©2023 Carvana, LLC

©2023 Carvana, LLC Confidential Document Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Carvana’s current expectations and projections with respect to, among other things, our financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "likely," "outlook," "plan," "potential," "project," "projection," "seek," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning. Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Among these factors are risks related to the “Risk Factors” identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our Quarterly Reports on Form 10-Q. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Carvana does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. Market and Industry Data This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Carvana’s own estimates and research. Carvana’s estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Company believes to be reasonable. The independent industry publications used in this presentation were not prepared on the Company’s behalf. While the Company is not aware of any misstatements regarding any information in this presentation, forecasts, assumptions, expectations, beliefs, estimates and projects involve risk and uncertainties and are subject to change based on various factors. 2 Safe Harbor

CARVANA

History of Carvana

1 2013 - 2021: The Growth Phase

- Disrupted a $1T highly fragmented industry by offering a simple and seamless car buying experience.
- Customer proposition includes best experience, best selection and best value.
- Grew at 170% CAGR over 8 year period leading to one of the fastest companies to reach the Fortune 500 with only Amazon and Google making it to the list faster.
- Became the 2nd largest used car retailer in the U.S. – offering home delivery to 81% of the population.

2 2022: Challenges

- Unforeseen macroeconomic and industry dynamics including snarled automotive supply chains and historically rapidly rising interest rates.
- We entered 2022 overbuilt for an industry negatively impacted by affordability issues as the year progressed.
- Shifted priorities away from growth and began re-positioning the business for profitability at lower volumes.

3 2023: Profitability Focus

- Cut ~$1.1B of annualized SG&A expense resulting in a leaner, more efficient Carvana.
- Achieved best ever first quarter GPU and Adjusted EBITDA margin in Q1.
- Set all-time company records for best ever total GPU and Adj. EBITDA in Q2, completing Step 1 of our 3-step plan.
- Launched Step 2 of our 3-step plan to drive significant positive Adjusted EBITDA per unit (also referred to as drive significant positive unit economics).

©2023 Carvana, LLC
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©2023 Carvana, LLC Confidential Document 4 2023: Getting Back on Trend Continued focus on more profitable transactions, operational efficiencies, and cost reductions drove improvements in our Q2 2023 financial results.

Part 1: Fundamental Gains in Retail GPU

©2023 Carvana, LLC Confidential Document • Over the last three quarters, we have made significant gains normalizing our inventory size and selling through aged inventory, leading to a ~40 day sequential reduction in average days to sale (ADTS) on retail units sold in Q2 and an expected further reduction in Q3. • ADTS impacts retail GPU through its impact on the cumulative depreciation on vehicles before they sell: • Historical: est. $10/day, with seasonal fluctuations. • Recently (post-pandemic): Significant swings in daily depreciation ranging from appreciation to >$20/day depreciation. • We view low-to-mid 60s ADTS as a reasonable operating range in the near term. 6 #1: Normalizing retail inventory size

©2023 Carvana, LLC Confidential Document • Retail reconditioning and inbound transport cost reductions vs. FY 2021 have been driven by several fundamental improvements, including: • (1) in-sourcing third-party services, • (2) staffing normalization, • (3) process standardization, • (4) proprietary software development, • (5) logistics network utilization, and • (6) lower inbound transport distance. • Notably, quality metrics have remained consistent during this period of significant cost reduction. #2: Significant and sustainable cost improvements 7

©2023 Carvana, LLC Confidential Document Our seamless online and mobile appraisal offering and efficient local delivery network has led to significant gains in retail customer-sourcing over the past several years. #3: Expanding buying cars from customers • Since FY 2021, in addition to growing our customer-sourced ratio, we have also made fundamental improvements to our product offering, operational processes, and data and algorithms to ensure we are acquiring the right cars in the right locations. • We estimate fundamental gains in this area at $100-$200 per unit since FY 2021. • We view our current customer-sourced ratio as near the upper end of the optimal range, so we plan to focus our efforts from here on improvements in customer experience and unit economics. 8

©2023 Carvana, LLC Confidential Document Our first-party logistics network makes industry-leading selection available to our customers, while also enabling additional revenue streams from long-distance shipping and delivery services. #4: Enabling additional revenue streams from value-added services 1 1 Local market inventory sourced from CarGurus.com on 8/3/2023. 9

©2023 Carvana, LLC Confidential Document Since FY 2021, we have made significant fundamental gains that positively impact Retail GPU, and we see further opportunities from here. Retail GPU Fundamental Gains Summary 10

Part 2: Fundamental Gains in Wholesale GPU

©2023 Carvana, LLC Confidential Document The ADESA wholesale marketplace platform has grown since our acquisition, and our teams are making significant progress leveraging the ADESA footprint to drive efficiencies in Carvana’s wholesale vehicle sales. #1: Leveraging our wholesale platform ADESA Acquisition FY21 avg. In order to clearly demonstrate our progress and highlight the most meaningful drivers within our business, we continue to reference Non-GAAP financial measures (Wholesale GPU, Non-GAAP) as we look toward Q3 2023 and beyond. We have not provided a quantitative reconciliation of forecasted GAAP measures to forecasted Non-GAAP measures within this communication because we are unable, without making unreasonable efforts, to calculate one-time or restructuring expenses. These items could materially affect the computation of forward-looking GAAP financial metrics. 12

©2023 Carvana, LLC Confidential Document We currently source and sell ~30% as many wholesale units as the largest U.S. dealer wholesaler, up from less than 10% in 2019. We see a significant opportunity to expand our wholesale offering to serve more individual and dealer customers. • Expanding wholesale volume requires local delivery and customer care capacity but does not require retail inventory or significant long-distance logistics capacity. • Owning the nation’s 2nd largest used vehicle auction infrastructure provides an opportunity to efficiently intake, inspect, and store many more wholesale units. • At a target $800-$1,000 gross profit per wholesale unit, 400k+ incremental wholesale units sold is a more than $300MM+ annual opportunity. • Achieving this level will take a great amount of work, will be difficult, and will not happen in a straight line, but it is an opportunity we plan to go after. #2: Significant customer-sourced wholesale vehicle volume and GPU opportunity 1 Carvana wholesale units sold for the twelve months ending June 30, 2023. Largest dealer wholesaler wholesale units sold for the twelve months ending May 31, 2023. 13

CARVANA

#3: Large volume and profit opportunity at ADESA

The wholesale used vehicle auction industry is beginning to rebound from lows so far in 2023. A return to pre-pandemic volume would mean +50% industry unit growth from 2022 levels. This plus opportunities to gain market share yield significant opportunities for growth at ADESA.


NAAA Industy-Wide Auction Units Sold
Global Financial Crisis & Recovery
Global Pandemic & Recovery
12,000
10,000
8,000
6,000
4,000
2,000
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

- ADESA wholesale marketplace unit volume was 441k in 1H23, up 10% and gaining market share vs. 1H22. 1H23 marketplace Adj. EBITDA was $23MM, excluding all synergies with Carvana.
- We estimate $250+ of incremental Adj. EBITDA per unit, meaning each 100k of annual unit growth contributes $25MM+ Adj. EBITDA.
- A 50% volume recovery alongside the industry would yield $100MM+ Adj. EBITDA, before other improvements and market share gains.

In order to clearly demonstrate our progress and highlight the most meaningful drivers within our business, we continue to reference Non-GAAP financial measures (Adjusted EBITDA and Adjusted EBITDA per unit) as we look toward Q3 2023 and beyond. We have not provided a quantitative reconciliation of forecasted GAAP measures to forecasted Non-GAAP measures within this communication because we are unable, without making unreasonable efforts, to calculate one-time or restructuring expenses. These items could materially affect the computation of forward-looking GAAP financial metrics.

©2023 Carvana, LLC

Source for industry data: National Auto Auction Association (NAAA) annual survey.

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©2023 Carvana, LLC Confidential Document 15 Initial Q3 2023 Outlook Updated Q3 2023 Outlook Retail Units Similar to Q2 2023 No change from initial outlook Non-GAAP Total GPU Above $5,000 Above $5,500 Non-GAAP SG&A Similar to Q2 2023 No change from initial outlook Adjusted EBITDA Positive Adjusted EBITDA Above $75MM Adjusted EBITDA Updated Q3 2023 Outlook We are seeing positive operating and loan sales trends early in the quarter and as a result are updating our third quarter outlook: In order to clearly demonstrate our progress and highlight the most meaningful drivers within our business, we continue to use forecasted Non-GAAP financial measures (forecasted Non-GAAP Total GPU, Non-GAAP SG&A, and Adjusted EBITDA) as we look toward Q3 2023 and beyond. We have not provided a quantitative reconciliation of forecasted GAAP measures to forecasted Non-GAAP measures within this communication because we are unable, without making unreasonable efforts, to calculate one-time or restructuring expenses. These items could materially affect the computation of forward-looking GAAP financial metrics. Note: Outlook assumes a stable securitization market environment, approximately $300-$500 million of loan principal sold above loan principal originated in the quarter, and no significant impacts from inventory allowance adjustments.

©2023 Carvana, LLC Confidential Document 16 Non-GAAP Financial Measures As appropriate, we supplement our results of operations determined in accordance with U.S. generally accepted accounting principles (“GAAP”) with and discuss forward looking guidance with certain non-GAAP financial measurements that are used by management, and which we believe are useful to investors, as supplemental operational measurements to evaluate our financial performance. These measurements should not be considered in isolation or as a substitute for reported GAAP results because they may include or exclude certain items as compared to similar GAAP-based measurements, and such measurements may not be comparable to similarly-titled measurements reported by other companies. Rather, these measurements should be considered as an additional way of viewing aspects of our operations that provide a more complete understanding of our business. We strongly encourage investors to review our consolidated financial statements included in publicly filed reports in their entirety and not rely solely on any one, single financial measurement or communication. We refer to the following non-GAAP measures in this presentation: Adjusted EBITDA, Adjusted EBITDA Margin, Wholesale Marketplace Adjusted EBITDA, Total gross profit per retail unit, non-GAAP, and Wholesale gross profit per retail unit, non-GAAP. Adjusted EBITDA is defined as net loss plus income tax expense, interest expense, other (income) expense, net, depreciation and amortization in cost of sales and SG&A, goodwill impairment, share-based compensation including the CEO Milestone Gift in cost of sales and SG&A, and restructuring costs, minus revenue related to our Root warrants. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of total revenues. Gross profit, non-GAAP is defined as GAAP gross profit plus depreciation and amortization in cost of sales, share-based compensation including the CEO Milestone Gift in cost of sales, and restructuring costs, minus revenue related to our Root warrants. Total gross profit per retail unit, non-GAAP is Gross profit, non-GAAP divided by retail vehicle unit sales. We believe that these metrics are useful measures to us and to our investors because they exclude certain financial, capital structure, and non-cash items that we do not believe directly reflect our core operations and may not be indicative of our recurring operations, in part because they may vary widely across time and within our industry independent of the performance of our core operations. We believe that excluding these items enables us to more effectively evaluate our performance period-over-period and relative to our competitors.

©2023 Carvana, LLC Confidential Document 17 Non-GAAP Financial Measures

©2023 Carvana, LLC Confidential Document 18 Non-GAAP Financial Measures

©2023 Carvana, LLC Confidential Document 19 Non-GAAP Financial Measures

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